UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2007

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

1030 NORTH ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944

Registrant’s facsimile number, including area code: (407) 367-0950

Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 3, 2007, Surgery Partners Holdings, LLC, a Florida limited liability company (“Surgery Partners”), Surgery Partners of Coral Gables, LLC, a Florida limited liability company (“SPCG,” and together with Surgery Partners, the “Purchaser”), and PainCare Surgery Centers II, Inc. (the “Seller”), a Florida corporation and subsidiary of PainCare Holdings, Inc. (the “Company”), entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) and several ancillary documents pursuant to which Seller agreed to sell to Purchaser its 63.09% of the partnership interests (the “Partnership Interests”) of PSHS Beta Partners, Ltd., d/b/a the Gables Surgery Center (the “Gable ASC”), which operates a free standing, multi-specialty, Florida licensed and Medicare certified ambulatory surgery center located in Coral Gables, Florida. The purchase price for the Partnership Interests is $4,105,319. Purchaser has deposited in escrow a total of $4,624,933, which amount includes the purchase price plus certain transaction related expenses and payments. The closing of the transactions set forth in the Purchase Agreement are subject to customary conditions, including, but not limited to, receipt by Purchaser of a license from the Florida Agency for Health Care Administration to operate the Gables ASC. Upon the closing of the transactions set forth in the Purchase Agreement, the effective date of the sale shall be the date the Purchase Agreement was executed. During the period of time between the execution of the Purchase Agreement and the closing, all financial and economic benefits of the Partnership Interests shall accrue to Purchaser, including, but not limited, to, the recognition of profits and losses attributed to the Partnership Interests and the right to receive the revenues and cash flows associated therewith. The Purchase Agreement may be terminated by either party if the transactions set forth therein are not closed on or before September 3, 2007.

The description of the Purchase Agreement and the ancillary documents set forth herein is qualified in its entirety by the specific terms of the Purchase Agreement, a copy of which is attached hereto as an Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Purchase Agreement dated August 3, 2007

99.2	Press Release dated August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated August 6, 2007	PAINCARE HOLDINGS, INC.

	By:	/s/ Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director